UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                 January 5, 2001
                                                  ------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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                     (Exact name of registrant as specified in its charter)


  DELAWARE                            001-13403                   84-1032638
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(State or other jurisdiction         (Commission                (IRS Employer
   of incorporation)                 File Number)            Identification No.)


4100 N. Mulberry Drive, Suite 200           Kansas City, Missouri       64116
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     (Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code            (816) 584-5000
                                                       -------------------------




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          (Former name or former address, if changed since last report)



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Item 5.  Other Events.

        On November 14, 2000, the Company announced the closing of its acquisition of the Mueller's pasta brand from Bestfoods. Attached to this filing as Exhibit 2.1 is a copy of the definitive Asset Purchase Agreement for this transaction.

Item 7.  Financial Statements and Exhibits.

         (c)   EXHIBITS.  The following exhibits are filed herewith:

          2.1 Asset Purchase Agreement, dated October 4, 2000, by and between Bestfoods and American Italian Pasta Company. (Pursuant to Item 601(b)(2) of Regulation S-K, schedules and exhibits to the Asset Purchase Agreement have been omitted. Upon request, the Company will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission.)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: January 5, 2001

                                     AMERICAN ITALIAN PASTA COMPANY


                                     By: /s/ Timothy S. Webster
                                         ---------------------------------------
                                        Timothy S. Webster,
                                        President and Chief Executive Officer